                                                                    Exhibit 99.1

NovaStar Acquires Majority Interest in Appraisal Management Company

NovaStar Financial,  Inc. today announced it has acquired a majority interest in
PipeFire,  LLC.  PipeFire and its  subsidiaries  provide  residential  appraisal management and related services to third parties.

PipeFire is  headquartered  in  Indianapolis.  Going forward,  the business will operate under the name StreetLinks  National  Appraisal Services with offices in
Indianapolis and Kansas City.

Lance Anderson,  CEO of NovaStar  Financial  stated,  "We are excited about this acquisition  and the  opportunity  to assist in growing  what we believe to be a leading appraisal management company in the industry.  PipeFire is well known to us from our days as a retail  lender as we used its  services in our  operation.
With the  enhanced  focus on the  appraisal  process as the result of the recent downturn in the housing market we feel we can provide a valuable  service to the lending  community."  He added that "while we cannot expect this  transaction or
StreetLinks to resolve the significant  challenges NovaStar still faces, we view the acquisition as a positive step toward reestablishing niche operations in the residential housing market."

Tony Ebeyer,  founder of PipeFire stated, "While we were not looking to sell the company,  we  could  not  pass up the  chance  to bring  together  the  talents, technology and experience of our companies at a time when our value  proposition to the lending community has never been stronger."

Steve Haslam,  Senior Vice President of NovaStar Mortgage and former head of its retail  lending  division  will  become  CEO  of  StreetLinks.  In  addition  to significant  experience in the retail lending  arena,  Steve formerly led one of the country's largest appraisal management companies.

The acquisition closed August 8, 2008.

About NovaStar

NovaStar Financial,  Inc.,  headquartered in Kansas City, Missouri, is currently
engaged  in  managing  its  portfolio  of  nonconforming   residential  mortgage
securities  and is  exploring  other  business  opportunities.  Prior  to  2008,
NovaStar originated,  securitized,  sold and serviced residential  nonconforming mortgage loans.

For  information  concerning  NovaStar,  contact  Matt  Kaltenreider,   Investor
Relations, at (816) 237-7508.

Information  regarding  services  offered by StreetLinks is available at 1 (800)
307-9716.

This document contains certain forward-looking  statements about NovaStar within the meaning of the federal securities laws. Forward-looking statements are those that  predict  or  describe  future  events  and that do not  relate  solely  to historical  matters.  Actual events or results may differ  materially from those described,  expressed or implied in this press  release due to a number of risks and uncertainties,  many of which are beyond NovaStar's  control.  The potential risks and uncertainties  include,  among others,  NovaStar's  existing financial difficulties  and its  ability  to  continue  as a going  concern as a result of existing  cash  flow  and  liquidity  limitations,  deteriorating  value  of its mortgage assets, defaults under debt instruments,  legal proceedings,  cessation of historical  operations,  expenses  from  discontinued

operations,  and other factors;  NovaStar's ability to identify and establish or invest in, and successfully  manage and grow, this and other businesses  outside of the businesses in which NovaStar  historically  operated;  competition in the appraisal and appraisal management industries;  retention of key employees;  the recent downturn in the housing market, mortgage industry, and credit markets and other industry specific conditions and events; compliance with existing laws and regulations and the impact of new laws and regulatory requirements;  and general economic conditions.  Please refer to the documents that NovaStar files with the
Securities and Exchange  Commission on Forms 10-K,  10-Q and 8-K, which identify and address other important  factors that could cause  NovaStar's  financial and operational  results to differ materially from results  described,  expressed or implied  in the  forward-looking  statements  set  forth  in this  document.  No
assurances   can  be  given   that  any  of  the  events   anticipated   by  the
forward-looking  statements  will  transpire or occur,  or if any of them do so, regarding  the impact they will have on the results of  operations  or financial condition  of  NovaStar.  NovaStar  is  under  no  duty  to  update  any  of the forward-looking statements to conform to actual results.